                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------

      Date of Report (Date of earliest event reported): September 26, 2001

                           AVALONBAY COMMUNITIES, INC.
               (Exact Name of Registrant as Specified in Charter)

         MARYLAND                          1-12672                      77-0404318
(State or Other Jurisdiction        (Commission File Number)         (IRS Employer
      of Incorporation)                                            Identification No.)

          2900 EISENHOWER AVENUE, SUITE 300, ALEXANDRIA, VIRGINIA 22314
          -------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (703) 329-6300
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

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Item 5. Other Events.

         On September 26, 2001, AvalonBay Communities, Inc. (the "Company") published and mailed notice that it will redeem all outstanding shares of its 8.96% Series G Cumulative Redeemable Preferred Stock (the "Series G Preferred Stock") on October 26, 2001 at a price of $25.00 per share, plus $0.4418 in accrued and unpaid dividends to the redemption date, for an aggregate redemption price of $25.4418 per share of Series G Preferred Stock. For further information concerning the redemption, see the press release which is filed as an exhibit to this report and is incorporated herein by reference.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

EXHIBIT NO.                       DESCRIPTION
99.1             Press release of the Company, dated September 24, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                   AVALONBAY COMMUNITIES, INC.

Dated: September 28, 2001          By: /s/ Thomas J. Sargeant
                                      -----------------------------------------
                                      Name: Thomas J. Sargeant
                                      Title: Executive Vice President and
                                             Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.                    DESCRIPTION
99.1          Press release of the Company, dated September 24, 2001.